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                                                                    EXHIBIT 10.2

                               AMENDMENT AGREEMENT
                                      NO. 1

                  AMENDMENT AGREEMENT NO. 1, dated as of May 23, 2002 (this "Amendment"), to the Receivables Purchase Agreement, dated as of April 18, 2002 (as amended, restated and/or otherwise modified from time to time, the "RPA"), among HomePride Finance Corp. ("HomePride") and GSS HomePride Corp. (the "Seller"), CIT Group/Sales Financing, Inc. (the "Sub-Servicer"), Greenwich Funding Corp. (the "Investor"), the financial institutions named therein as Banks (the "Banks") and Credit Suisse First Boston, New York Branch (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA.

                  WHEREAS, the parties hereto desire to amend the RPA on the terms and subject to the provisions hereof;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1. Amendments to RPA.

                  1.1 The definition of "Eligible Receivable" in Section 1.01 of the RPA is hereby amended by deleting paragraph (rr) thereof in its entirety and inserting in its place the following:

                           (rr) which arises under a Contract which has a fixed
                  annual percentage rate and provides for level monthly, bi-weekly or semi-monthly payments of principal and interest and which fully amortize such Contract over its term;

                  1.2 The definition of "Eligible Receivable" in Section 1.01 of the RPA is hereby further amended by deleting paragraph (fff) thereof in its entirety and inserting in its place the following:

                           (fff) with respect to which, if such Receivable
                  arises under a Manufactured Housing Contract, the related original Title is in the possession of the Custodian; provided, that, if the related Manufactured Home is located in a jurisdiction the laws of which require that the related original Title must be delivered to the related Obligor, then the appropriate document issued by the titling authority in such jurisdiction evidencing the notation of HomePride's perfected, first priority security interest in such Manufactured Home is in the possession of the Custodian;



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                  1.3 The definition of "Eligible Receivable" in Section 1.01 of the RPA is hereby further amended by deleting paragraphs (qqq) and
         (rrr) thereof in their entirety and inserting in their place the following:

                           (qqq) with respect to which (a) the related Amount
                  Financed (excluding any set up expenses, fees, taxes, insurance, closing costs, discount points, warranty coverage, retailer installed options, park amenities, cost to the related Obligor to acquire or refinance the land on which the related Manufactured Home is or will be located, and site preparation costs otherwise includable in such Amount Financed), when added to the aggregate Amount Financed for all other Eligible Receivables (excluding any set up expenses, fees, taxes, insurance, closing costs, discount points, warranty coverage, retailer installed options, park amenities, cost to the related Obligor to acquire or refinance the land on which the related Manufactured Home is or will be located, and site preparation costs otherwise includable in any such Amount Financed), does not exceed 130% of (b) the sum of (x) the dealer invoice price for the Manufactured Home related to such Receivable plus (y) the aggregate dealer invoice price for the Manufactured Homes related to all other Eligible Receivables;

                           (rrr) which arises under a Contract which is not a
                  Buy-For Contract, other than a Parent/Child Buy-For Contract;

                           (sss) with respect to which the set up fees related
                  to the applicable Manufactured Home and included in the related Amount Financed did not exceed $2,500 per section of such Manufactured Home or $7,500 in the aggregate;

                           (ttt) with respect to which the retailer installed
                  options related to the applicable Manufactured Home and included in the related Amount Financed did not exceed 30% of the dealer invoice for such Manufactured Home;

                           (uuu) with respect to which the insurance premiums
                  related to the applicable Manufactured Home and included in the related Amount Financed did not exceed 20% of such Amount Financed;

                           (vvv) with respect to which the warranty coverage
                  cost related to the applicable Manufactured Home and included in the related Amount Financed did not exceed $1,500; and

                           (www) with respect to which any funds to be disbursed
                  to the related Obligor pursuant to the related Contract have been fully disbursed.

                  1.4 The definition of "Excess Concentration Amount" in Section
         1.01 of the RPA is hereby amended by adding at the end thereof the following:






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                  and

                           (r) the amount by which the Aggregate Outstanding
                  Balance of all Eligible Receivables in the Receivables Pool which were originated by any one Independent Dealer exceeds the greater of (i) $1,000,000 and (ii) 2% of the Aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool;

                  1.5 The definition of "Significant Subsidiary" in Section 1.01 of the RPA is hereby amended by deleting such definition in its entirety and inserting in its place the following:

                           "Significant Subsidiary" means any Subsidiary of a
                  Person which fits the definition of Significant Subsidiary contained in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission, other than a Subsidiary that is a special purpose entity formed for the purpose of securitizing, selling for securitization or otherwise facilitating the securitization of assets of such Person or any other Subsidiary; provided, that, each Affiliated Dealer shall be deemed to be a Significant Subsidiary of the Parent.

                  1.6 The definition of "Subsidiary" in Section 1.01 of the RPA is hereby amended by adding the phrase "or other entity" after the word "corporation" appearing in the first line thereof.

                  1.7 The following definitions are hereby added in Section 1.1 of the RPA in their proper alphabetical order:

                                    "Affiliated Dealer" means any Dealer that
                  (i) is a direct or indirect Subsidiary of the Parent and (ii) has originated Receivables that are included in the Receivables Pool.

                                    "Independent Dealer" means any Dealer that
                  is not a direct or indirect Subsidiary of the Parent.

         SECTION 2. Conditions to Effectiveness. The amendments contained in this Amendment shall not become effective until the following conditions have been satisfied in full or waived in writing by the Agent:

                  2.1 The Agent shall have received an executed counterpart of this Amendment duly executed by each party thereto; and




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                  2.2 No event has occurred and is continuing which constitutes a Termination Event or would constitute a Termination Event but for the requirement that notice be given or time elapse or both.

         SECTION 3. Representations and Warranties. Each of the Seller and the Servicer reaffirms and restates the representations and warranties set forth in the RPA and any agreement, document or instrument related thereto, and certifies that such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date. In addition, the Seller and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Termination Event (nor any event that but for notice or lapse of time or both would constitute an Termination Event) shall have occurred and be continuing as of the date hereof nor shall any Termination Event (nor any event that but for notice or lapse of time or both would constitute a Termination Event) occur due to this Amendment becoming effective,
(b) the Seller and the Servicer each has the corporate power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Seller or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment other than such that have been obtained.

         SECTION 4. Reference to and Effect on the Documents.

                  4.1 On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference in the RPA to "this Agreement" shall refer to the RPA as amended hereby and each reference in the RPA to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the RPA as amended hereby. On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference to the RPA in any agreement, document or instrument related to the RPA shall mean and be a reference to the RPA as amended hereby.

                  4.2 Except as expressly amended above, the RPA shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  4.3 The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Investor, any Bank or the Agent under the RPA nor constitute a waiver of any provision of the RPA.



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         SECTION 5. Governing Law. THIS AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                          [Signature pages to follow.]















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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         SELLER:                  GSS HOMEPRIDE CORP.


                                  By:    /s/ Frank B. Bilotta
                                     -------------------------------
                                      Name:  Frank B. Bilotta
                                      Title: President


         INVESTOR:                GREENWICH FUNDING CORP.

                                  By:    Credit Suisse First Boston, New York
                                         Branch, as its Attorney-In-Fact


                                         By:    /s/ Mark Lengel
                                            --------------------------------
                                             Name:  Mark Lengel
                                             Title: Vice President


                                         By:    /s/ Joseph Soave
                                            --------------------------------
                                             Name:  Joseph Soave
                                             Title: Vice President



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         BANK:                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


                                  By:    /s/ Anthony Giordano
                                     -------------------------------
                                      Name:  Anthony Giordano
                                      Title: Director


                                  By:    /s/ Mark Golombeck
                                     -------------------------------
                                      Name:  Mark Golombeck
                                      Title: Vice President


         AGENT:                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                                  AS AGENT


                                  By:    /s/ Anthony Giordano
                                     -------------------------------
                                      Name:  Anthony Giordano
                                      Title: Director

                                  By:    /s/ Mark Golombeck
                                     -------------------------------
                                      Name:  Mark Golombeck
                                      Title: Vice President


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         SERVICER:                HOMEPRIDE FINANCE CORP., AS SERVICER


                                  By:    /s/ John J. Collins
                                     -------------------------------
                                      Name:  John J. Collins
                                      Title: Vice President, Secretary &
                                             General Counsel



         SUB-SERVICER:            THE CIT GROUP/SALES FINANCING, INC.


                                  By:    /s/ Ron G. Arrington
                                     -------------------------------
                                      Name:  Ron G. Arrington
                                      Title: Executive Vice President








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